Investor Presentation March 2021 Mercer Crossing – Dallas, TX The Avenue – Ocoee, FL Pointe at Lenox Park – Atlanta, GA

Certain information contained in this presentation, together with other statements and information publicly disseminated by BRT Apartments Corp. (the “Company”), constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements involve assumptions and forecasts that are based upon our current assessments of certain trends, risks and uncertainties, which assumptions appear to be reasonable to us at the time they are made. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for the purpose of complying with these safe harbor provisions. Information regarding certain important factors that could cause actual outcomes or other events to differ materially from any such forward-looking statements appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Quarterly Reports on Form 10-Q filed with the SEC thereafter, and in particular, the sections of such documents entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. You should not rely on forward- looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results or performance referred to above. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor

BRT Apartments is an owner and operator of Class B and B+ value-add and select Class A multi-family assets primarily in superior Sun Belt locations. The Company uses its expert real estate and investment experience to maximize risk-adjusted return for its stockholders. Parkway Grande – San Marcos, TX Verandas at Alamo Ranch – San Antonio, TXVanguard Heights – Creve Coeur, MO 3

Investments Highlights PAGE 4 Differentiated Strategy ▪ Focused on growth markets, targeting assets where we can create value using repositioning and renovation programs ▪ Extensive JV network mitigating risk and expanding our ability to grow into ideal markets ▪ Purchase price between $20 million and $100 million with BRT’s equity contribution of between $2 million and $20 million Stable Portfolio and Historically Robust Pipeline ▪ Primarily acquire properties with 90+% occupancy ▪ Historically strong deal flow from existing network of partners and brokers Scalable Growth Opportunity ▪ Target assets in the Sun Belt with favorable demographics ▪ Historically high job growth ▪ Outsized population growth Proven Management team, closely aligned with Stockholders ▪ Management and affiliates owns 37%1 of the Company’s total equity ▪ Internalized management ▪ Attractive annual dividend yield of 4.5%2 [1] Management ownership percentage as of March 17, 2021 [2] Dividend yield based on financials as of March 17, 2021

16.1% 18.3% 21.9% 9.4% 25.8% 18.9% 4.4% 7.2% 1.8% 9.7% 9.6% 10.3% 11.4% 8.8% 7.4% 5.3% 4.9% 4.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Charleston, SC Dallas, TX San Antonio, TX Houston, TX Nashville, TN Atlanta, GA Columbia, SC United States Gateway Markets Employment Growth (2014-2020) Expected Population Growth (2020-2025) Capitalizing on Favorable Multi-Family Trends PAGE 5 Source: SNL, Bureau of Labor Statistics, U.S. Census Note: Employment growth uses employment figures ending in December 31, 2020 [1] 2025 population numbers used to calculate expected population growth are estimates ▪ Multi-family apartments have seen tremendous growth in recent years due to high demand, driven partially by millennial’s preference to rent rather than to buy ▪ Focus on opportunities in Sun Belt markets where we anticipate cap rates will be attractive due to positive net migration in the millennial age group moving into the area ▪ Middle class renters who are more likely to rent Class B, or better, apartments drive demand in our markets

David W. Kalish, Senior Vice President Finance More than 35 Years experience in Multi-family Proven Senior Management Team PAGE 6 Ryan W. Baltimore, Senior Vice President Corporate Strategy and Finance Mitchell K. Gould, Executive Vice President Acquisitions and Asset Management George E. Zweier, Chief Financial Officer Vice President and CFO Jeffrey A. Gould, President and CEO President and CEO since 2002 Senior Vice President and Member of the Board of Directors of One Liberty Properties, Inc. (NYSE: OLP) since 1999 Vice President of Georgetown Partners, Inc., managing general partner of Gould Investors L.P. since 1996

PAGE 7 ▪ Engaged in lending on commercial and mixed use properties ▪ Significant involvement in multi-family apartments and other real estate assets 1983 - 2011 Timeline of Business Operations Decades of Demonstrated Success in Multi-Family ▪ Commenced multi-family investing strategy ▪ Fully exited lending and servicing business ▪ Announced internalization of management ▪ Acquired 45 properties with 13,734 units ▪ Sold 13 properties with 4,397 units ▪ Announced quarterly dividend of $0.18 per share in 2017 ▪ Increased quarterly dividend to $0.20 per share in 2018 ▪ Increased quarterly dividend further to $0.22 per share in 2019 ▪ Acquired 18 properties with 5,112 units ▪ Sold 11 properties with 3,407 units 2011 - 2016 2021 Source: Company Filings Note: Some numbers reflect development/lease-up units 2017 - 2020 ▪ Announced 2 dispositions and anticipate being net sellers in 2021 given the compressed cap rate environment. ▪Will take advantage of further dispositions where we believe we can capture embedded value ▪Potential deleveraging opportunity with use of proceeds ▪Continue monitoring the markets and looking for accretive acquisition opportunities where available

BRT’s Total Return Since 2017 PAGE 8 ▪ Since January 1, 2017, BRT’s total return has been 198.6%, outperforming both the S&P 500 and the MSCI U.S. REIT Index over the same time period by 110.6% and 175.8%, respectively Source: SNL Note: As of March 11, 2021 198.6% 22.8% 88.0%

Meaningful Value Differentiated Strategy Creating PAGE 9 Focus on Growth Markets ▪ Target assets with high NOI growth potential ▪ Create value through re-tenanting, repositioning, and value-add renovations ▪ Growth through active property management ▪ High barriers to entry; minimal new development; less institutional competition JV-Centric Strategy ▪ JV structure leverages local expertise of joint venture partner network ▪ Superior flexibility to grow or exit markets versus vertically-integrated REITs ▪ Ability to pursue direct acquisitions of properties or buy outs of partners’ equity interest on an opportunistic basis ▪ Significant access to buying opportunities from strong JV partner network ▪ Broad network of third party management companies and partner relationships ▪ Flexible acquisition and funding profile; focus on one-off opportunities where major institutional buyers are not active ▪ BRT’s niche is the less competitive, higher returning properties worth up to $100 million Proven Access to Investment Opportunities

Creating Value through Strong Operating Partnerships Joint Venture Strategy PAGE 10 Strong Deal Flow Flexibility ▪ Ability to enter and exit markets through a strong network ▪ High “hit-rate” and efficiencies on deals as we only review deals when under contract ▪ Have the ability to choose best-in-class third party management companies where the partners do not have a vertically integrated platform Value-Creation through Local Partners ▪ Local operators with expertise in specific markets provide value-added opportunities through extensive market knowledge ▪ Able to get “off-market” deals through the partners’ relationships with local brokers and owners ▪ Generate opportunities from both existing partners and potential partners through a strong network built from the successful lending platform and equity partnerships in the past ▪ Have never advertised publicly

Harnessing Partner Network to Facilitate Capital Deployment Acquisition Approach and Strategy PAGE 11 Actively involved in operations and asset management Strong local partner expertise accelerates site selection and enhances diligence process Efficient underwriting: management primarily considers deals already under contract by JV Partner, resulting in a high “hit rate” Leverages relationship with JV partner to enhance quality of due diligence Working with partner maximizes ability to hone in on best locations for investment $4 million to $20 million equity investment Generally provide 65% to 80% of equity requirement, pari passu 60% – 65% LTV first mortgage financing Targeted 6% to 7% cash- on-cash yield day one Targeted 10% to 20% IRR Willing to take preferred / senior equity position to enhance returns and mitigate risk ACTIVE CAPITAL PARTNER CONSERVATIVE UNDERWRITING TYPICAL DEAL METRICS

PAGE 12 Strategically Diversified in Sun Belt Markets Focus on Growth Markets KEY PORTFOLIO FIGURES Average Monthly Rental Rate3,5 $1,088 Average Property Age (Years)2,3 20 Average Cost per Unit4 $129.4k Geographically Diverse Portfolio Texas Georgia South Carolina Florida Alabama Mississippi Tennessee North Carolina Missouri Ohio Virginia Other1 STATE 10 5 5 4 4 2 2 2 3 1 1 - PROPERTIES2 3,025 1,545 1,391 1,248 940 776 702 576 355 264 220 - UNITS2 21% 15% 11% 12% 10% 7% 6% 5% 5% 3% 5% 2% % of NOI CONTRIBUTION3 TOTAL 39 11,042 100% Source: Company Filings, SNL [1] Primarily reflects amounts from properties related to a commercial leasehold position in Yonkers, NY [2] As of December 31, 2020 [3] For the quarter ending December 31, 2020. See appendix for an explanation of the manner in which net operating income, or NOI, is calculated. [4] Average cost includes total capitalization for renovations [5] Reflects stabilized properties

Strong partnerships with national operators who manage/own 100,000+ units Partnering with Private Owner/Operators PAGE 13 Note: Select group of BRT partners

PORTFOLIO OCCUPANCY1AVERAGE RENT PER UNIT1 Upside in Rents Due to Strong Value-Add Program and Stable Occupancy PAGE 14 Q4 2020 SAME STORE NOI GROWTH2AVERAGE AGE OF PROPERTY (YEARS)1 Source: Company Filings, SNL [1] As of the quarter ending December 31, 2020 [2] Q4 2019 to Q4 2020 6 17 18 20 33 0 5 10 15 20 25 30 35 APTS BRG IRT BRT NXRT $1,088 $1,128 $1,136 $1,315 $1,390 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 BRT NXRT IRT BRG APTS 94.1% 94.5% 95.0% 95.4% 95.6% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% NXRT BRT IRT BRG APTS 0.2% 0.7% 2.9% 3.2% 4.4% 0.0% 2.0% 4.0% 6.0% BRG APTS BRT NXRT IRT

THE VILLAGE AT LAKESIDE THE VIVE AT KELLSWATER ABBOTTS RUN Sample Acquisitions PAGE 15 ▪ Projected stabilized cap rate: 5.2% ▪ Purchase price: $48.6 million ▪ Location: Kannapolis, NC ▪ Number of units: 312 Source: Company Filings SOMERSET AT TRUSSVILLE ▪ Projected stabilized cap rate: 6.0% ▪ Purchase price: $43.0 million ▪ Location: Birmingham, AL ▪ Number of units: 328 ▪ Value Add ▪ Projected stabilized cap rate: 7.7% ▪ Purchase price: $38.0 million ▪ Location: Wilmington, NC ▪ Number of units: 264 ▪ Value Add ▪ Projected stabilized cap rate: 5.7% ▪ Purchase price: $18.4 million ▪ Location: Auburn, AL ▪ Number of units: 200 ▪ Value Add

History of Value Creation

Dispositions

DISPOSITION DATE	PROPERTY NAME	LOCATION	# OF UNITS	BRT SHARE OF GAIN ON SALE[1]	IRR[1]
Jul-15	Ivy Ridge	Marietta, GA	207	$4.6mm	31.7%
Mar-16	Grove at Trinity Pointe	Cordova, TN	464	$4.5mm	21.2%
Mar-16	Mountain Park Estates	Kennesaw, GA	450	$6.3mm	26.0%
Apr-16	Courtney Station	Pooler, GA	300	$4.3mm	13.0%
Jun-16	Madison at Schilling Farms	Collierville, TN	324	$3.7mm	10.0%
Jun-16	Village Green	Little Rock, AK	172	$0.4mm	10.0%
Sep-16	Sundance	Wichita, KS	496	$5.4mm	32.0%
Oct-16	Southridge	Greenville, SC	350	$9.2mm	27.0%
Oct-16	Spring Valley	Panama City, FL	160	$3.9mm	37.0%
Nov-16	Sandtown Vista	Atlanta, GA	350	$4.7mm	40.2%
Nov-16	Autumn Brook	Hixson, TN	156	$0.5mm	-5.1%
Jul-17	Meadowbrook	Humble, TX	260	$4.6mm	23.5%[2]
Jul-17	Parkside	Humble, TX	160	$2.8mm	23.5%[2]
Jul-17	Ashwood Park	Pasadena, TX	144	$1.7mm	23.5%[2]
Oct-17	Waverly Place Apartments	Melborune, FL	208	$10.0mm	25.0%[3]
Feb-18	Fountains	Palm Beach Gardens, FL	542	$21.2mm	25.0%[3]
Feb-18	Apartments at the Venue	Valley, AL	618	$5.2mm	15.7%
Nov-18	The Factory at Garco Park	North Charleston, SC	271	$6.2mm	20.0%
Dec-18	Cedar Lakes	Lake St. Louis, MO	420	$5.6mm	15.9%
Jul-19	Stonecrossing	Houston, TX	384	$9.0mm	18.3%
Dec-19	Waterside	Indianapolois, IN	400	$9.8mm	23.2%
TOTAL			**6,836**	**$123.6mm**	

PAGE 16

Source: Company Filings
Note: As of December 31, 2020

[1] Net to BRT after paying distributions to Joint Venture partners
[2,3] Represents IRRs for portfolio of properties in a crossed joint venture

▪ Civic Center 1 purchased for $35mm, or $89,286, per unit ▪ Civic Center 2 purchased for $38.205mm, or $99,492, per unit ▪ Blended acquisition cap rate of 6.1% (based on projected NOI and total cost) ▪ Civic 1 capex budget of $1.940,400 or $4,950, per unit ▪ Civic 2 capex budget of $1,655,800 or per unit 4,312, per unit Southhaven, MS Value-Add Case Study: Mississippi Portfolio PAGE 17 ▪ 2 class B multi-family properties located in Southaven, Mississippi. ▪ Built in 2002, 2005 and 2006 ▪ 776 total units ▪ 324 units have been renovated as of 7/31/2020. PROPERTY DESCRIPTION ACQUISITION DATA ▪ Upgraded interior units with new cabinet doors, resurface countertop, new lighting fixtures, new vinyl flooring in the kitchens and bathrooms, new paint color scheme, new USB outlets in Kitchen. Some units also received a new appliance package in the kitchen. ▪ Targeted upgrades that result in the highest return on investment. VALUE ADD UPGRADES Before Renovation After Renovation Property Civic Center 1 Civic Center 2 Average Cost Per Unit $4,282 $4,601 Average Rent Increase $92 $103 ROI 26% 27% VALUE ADD PROGRAM RETURN ON INVESTMENT

Columbia, SC $60,697,000 $59,994,000 339 ▪ Occupancy is 85% as of 12/31/2020 Nashville, TN $73,263,000 $72,324,000 402 ▪ Occupancy is 74% as of 12/31/2020 Superior Locations with Limited New Supply Development Transactions PAGE 18 ▪ Pursue Class A / A+ new construction in emerging Southeast US markets ▪ Willing to provide at least 50% of the required equity with well- capitalized development partners ▪ Garden style or mid-rise construction ▪ Targeting unlevered stabilized return of at least 6% Location Estimated Development Cost Capital Drawn (Debt and Equity) Planned Units Status Canalside Sola, Columbia, SC Bells Bluff, Nashville, TN (rendering) Source: Company Filings

Well Laddered Debt Maturities ▪ Weighted average interest rate on property debt is 4.04% with a weighted averaged remaining term to maturity of 7.2 years1 ▪ Attractive corporate level subordinated notes bear interest at the rate of 3M LIBOR + 200bps and mature on April 30, 2036. The rate was 2.21% on December 31, 2020 ▪ At March 11, 2021 BRT had up to $10.0 million available under its credit facility (not portrayed in the chart below) Source: Company Filings Note: All data as of the fiscal quarter ending December 31, 2020 [1] Weighted by outstanding mortgage balance [2] Mortgage debt amounts include 100% of the outstanding balance with respect to wholly owned properties and the Company’s pro rata share of the outstanding balance for properties owned in a joint venture. See reconciliation in appendix PAGE 19 PRINCIPAL PAYMENT SCHEDULE USD in millions 2 $20.7 $111.0 $30.9 $7.1 $33.6 $455.6 $37.4 $0 $100 $200 $300 $400 $500 $600 $700 2021 2022 2023 2024 2025 Thereafter Mortgage Debt Subordinated

Investment Highlights PAGE 20 Scalable Growth Opportunity Proven Management with Close Alignment of Interests Differentiated Niche Strategy Stable Portfolio and Robust Pipeline

Appendix Non-GAAP Financial Measures, Definitions and Reconciliations

A-1 PAGE 22 We compute NOI by taking rental revenues less property operating expenses, and with respect to our unconsolidated properties, we use our pro rata share of such amounts. We define "Same Store NOI" as NOI for all our consolidated properties and our pro rata share of the operations of unconsolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance. Pro rata refers to our share of the accounts and operations of our unconsolidated properties and is based on our percentage equity interest in such properties. We use pro rata to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and, in our reports, filed with the SEC. NOI Pro-Rata Share

A-2 PAGE 23 December 31, 2020 ASSETS Real estate properties, net of accumulated depreciation of $145,600 $ $1,075,178 Cash and cash equivalents 16,939 Other assets 29,392 Total Assets $ 1,121,509 LIABILITIES AND EQUITY Liabilities: Mortgages payable, net of deferred costs of $563 $ 829,646 Accounts payable and accrued liabilities 20,237 Total Liabilities 849,883 Commitments and contingencies Equity: Total unconsolidated joint venture equity 271,626 Total Liabilities and Equity $ 1,121,509 BRT interest in joint venture equity $ 169,474 Unconsolidated Mortgages Payable: BRT’s pro-rata share $ 525,709 Partner’s pro-rata share 303,937 Total $ 829,646 At December 31, 2020, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheets below present information regarding such properties (dollars in thousands): Mortgages payable are net of deferred costs

A-3 PAGE 24 Consolidated Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2021 $ 17,274 $ 3,272 $ 14,002 12% 4.29% 2022 62,543 1,924 60,619 54% 4.29% 2023 1,270 1,270 — — — 2024 1,316 1,316 — — — 2025 16,661 1,286 15,375 14% 4.42 % Thereafter 31,933 8,769 23,164 20% 3.77 % Total $ 130,997 $ 17,837 $ 113,160 100 % Unconsolidated (BRT pro rata share) Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2021 $ 3,388 $ 3,388 $ — — — 2022 48,443 4,984 43,459 10% 3.38% 2023 29,582 4,997 24,585 5% 4.12% 2024 5,782 5,782 — — — 2025 16,972 7,102 9,870 2% 3.94 % Thereafter 423,698 44,663 379,034 83% 4.12 % Total $ 527,865 $ 71,350 $ 456,948 100%

A-4 PAGE 25 Weighted Average Remaining Term to Maturity (2) 7.2 years Weighted Average Interest Rate (2) 4.04 % Debt Service Coverage Ratio for the quarter ended December 31, 2020 1.55 (3) (1) Based on balloon payments at maturity. Includes consolidated and BRT pro rata share amounts. (2) Includes consolidated and BRT pro rata share unconsolidated amounts. (3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts. Junior Subordinated Notes Principal Balance $37,400 Interest Rate 3 month LIBOR + 2.00% (i.e, 2.21% at 12/31/2020) Maturity April 30, 2036 Credit Facility (as of March 11, 2021) Maximum Amount Available Up to $10,000 Amount Outstanding $0 Interest Rate Prime + 0.50% (floor of 4.25%) Maturity April 18, 2021 Combined Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Percent of Total Principal Payments Due At Maturity Weighted Average Interest Rate (1) 2021 $ 20,662 $ 6,660 $ 14,002 2% 4.29% 2022 110,986 6,908 104,078 18% 3.91% 2023 30,852 6,267 24,585 4% 4.12% 2024 7,098 7,098 — — — 2025 33,633 8,388 25,245 4% 4.23 % Thereafter 455,631 53,432 402,198 72% 4.10 % Total $ 658,862 $ 88,753 $ 570,108 100%